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                                                                   Exhibit 10.70

   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
              EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

                                   AMENDMENT

       This AMENDMENT, effective as of December 22, 1995 (the "Effective Date"), is an amendment to the agreement dated June 29, 1984, as amended, by and between GENETICS INSTITUTE, INC., located at 87 CambridgePark Drive, Cambridge, MA 02140 U.S.A. ("GI"), and CHUGAI PHARMACEUTICAL CO., LTD., located at 5-1, 5 chome, Ukima, Kita-Ku, Tokyo, JAPAN ("Chugai"), (as amended, the "1984 Agreement") and the agreement between GI and Chugai dated as of November 27, 1985 (the "1985 Agreement") (collectively, the "Agreements").

       In consideration of the mutual covenants and agreements set forth herein, Chugai and GI agree as follows:

1. WAIVER OF ENFORCEMENT RIGHTS. In consideration of the payment of ************** (which shall be payable within forty-five (45) days of the execution of this Amendment), GI agrees not to seek to enforce, or otherwise file an infringement action under the Genetics Patent Rights and the Manufacturing Patent Rights against Kirin Brewery Co., Ltd. ("Kirin") (or its licensees, distributors or customers) for the making, using or selling of erythropoietin in Japan (the "Waiver") without the prior express written consent of Chugai.

2. RETURN OF A PORTION OF THE TERRITORY. In consideration of the Waiver, and the decision of Chugai not to ************************** Licensed Products in *********************** in connection


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   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
              EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

with its entering into a Patent License Agreement with Kirin dated December
25, 1992 (the "EPO Patent Settlement"), the Territory is hereby amended to consist solely of the countries set forth on Schedule A, hereto; provided however that the foregoing shall not affect in any manner Chugai's right to add back the United States into the Territory pursuant to the terms and conditions of Section 3 of the Amendment to the Agreements dated as of September 2, 1994.

The parties hereto hereby agree that in connection with the return of Australia and New Zealand from the Territory to GI, Chugai was granted by GI under certain specified conditions a right to receive a ************** credit against future royalties pursuant to Section 5 of the Amendment dated as of November 30, 1990 and that the crediting of the said sum was to be made in accordance with the following schedule:

                                     Schedule

First Date of Availability                              Amounts Available to be
of Credit                                               Credited
--------------------------                              -----------------------
January 1, 1996                                         U.S. **********
January 1, 1997                                         U.S. **********
January 1, 1998                                         U.S. **********
January 1, 1999                                         U.S. **********
January 1, 2000                                         U.S. **********

Chugai hereby agrees to waive as and when each of the aforesaid amounts becomes available to be credited its rights to receive the aforesaid credit against future royalties.




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   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
              EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.


3. ********** OF ********* LICENSE IN ******. In consideration of the Waiver, and the decision of Chugai not to ********* and *************** Licensed Products in ****** in connection with the EPO Patent Settlement, the ********* licenses for ****** granted under Section 5.1 and 5.2 of the 1984 Agreement, and Section 4.1 of the 1985 Agreement shall, as of the Effective Date of this Amendment, be ********* to ************* licenses without the ***** to ******************. Chugai represents that as of the Effective Date of this Amendment, there are no outstanding sublicenses granted to any third parties to make, use or sell Licensed Products in ******. In addition, Chugai agrees not to *************** or ******* the Licensed Products in ******, except i) upon the expiration of the EPO Patent Settlement or ii) in conjunction with the manufacturing and sale of Licensed Products in the **** by Chugai or its Affiliate.

4. CONFIRMATION OF RATE FOR EARNED ROYALTIES. GI confirms that the rate for the earned royalties under Section 6.1 of the 1984 Agreement, with respect to Net Sales of Licensed Product in Japan, was reduced from **** to ****, effective as of January 1, 1993 pursuant to the Amendment dated March 24, 1993. GI agrees not to seek to ****************** or to claim any *********** of ***** for any reason whatsoever (other than said ** royalty in Japan, **** royalty in other countries in the Territory, the amount payable pursuant to
Section 1 of this Amendment, and the credits waived under Section 2 of this Amendment), including without limitation,




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   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
              EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

relating to Genetics Patent Rights, Manufacturing Patent Rights and the EPO Patent Settlement.

5. TERM. For the purpose of Section 5.1 and 5.2 and Section 10.1 of the 1984 Agreement, GI and Chugai hereby confirm that, in Japan, the last to expire of the licenses granted pursuant to Sections 5.1 and 5.2 of the 1984 Agreement is the know-how licenses granted pursuant to Section 5.2 of the 1984 Agreement which shall continue in effect for a period of 20 years from the date of the completion of the Final Benchmark set forth on Schedule A to the 1984 Agreement. GI and Chugai hereby also confirm for all purpose of the 1984 Agreement that GI and Chugai agreed that the date of the completion of the Final Benchmark shall be deemed ****************.

Upon expiration of such period of 20 years, the license granted in Japan pursuant to such Section 5.2 shall become a fully paid non-exclusive license.

Any expiration of either or both of the 1984 Agreement and the 1985 Agreement shall not affect in any respect the validity and contents of the fully paid licenses granted under the provisions of the 1984 Agreement and the 1985 Agreement.




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6.     All capitalized terms not expressly defined herein shall have the meanings assigned to them in the Agreements. Except as expressly amended herein, all other provisions of the Agreements shall remain unchanged.

GENETICS INSTITUTE, INC.                        CHUGAI PHARMACEUTICAL CO., LTD

By:  /s/ Tuan HaNgoc                            By:  /s/ Yuji Suzawa
     ----------------------                          ------------------------

Name:   Tuan HaNgoc                             Name:  Yuji Suzawa
       --------------------                           -----------------------

Title: Exec. Vice President                     Title:  Sr. Managing Director
       --------------------                            ----------------------

Date:  December 12, 1995                        Date:  December 22, 1995
       --------------------                            ----------------------





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   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
              EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

                                    Schedule A
                                        to
                                  1995 Amendment
                                      to the
                        1984 Agreement and 1985 Agreement


The Territory shall consist of the following countries:


Japan
Canada
******





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